OSI ETF Trust Supplement dated June 30, 2020 To the Summary Prospectus dated October 31, 2019, as supplemented, of O’Shares U.S. Small Cap Quality Dividend ETF

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus for the Fund.
The co-portfolio managers of the Fund are Austin Wen, CFA, Portfolio Manager for Vident Investment Advisory, LLC (“Vident”), and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for Vident.
The “Management – Portfolio Managers” section on page 6 of the Summary Prospectus is revised to read as follows:
Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:
Employee	Length of Service	Title
Austin Wen, CFA	Since October 2018	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager

Please keep this Supplement for future reference.